UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 14, 2005

SBS Technologies, Inc.
(Exact name of registrant as specified in charter)

New Mexico (State or other jurisdiction of incorporation)	1-10981 (Commission File Number)	85-0359415 (I.R.S. Employer Identification No.)

7401 Snaproll NE
Albuquerque, New Mexico 87109
(Address of principal executive offices) (Zip code)

(505) 875-0600
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On July 12, 2005, SBS Technologies, Inc., as tenant, and Oakview Eagan Investors, LLC, as successor in interest to Lutheran Brotherhood, a Minnesota corporation, as landlord, entered into amendment #3 to a lease agreement dated September 5th, 1997 (the "original lease"), as amended by amendment #1 dated December 23, 1997, and amendment #2 dated May 22, 2002; hereinafter collectively referred to with the original lease as the "Lease." The Lease between the parties involves the leasing of approximately 43,651 square feet for office, research and development, laboratory and warehouse use in the building commonly known as Oakview Business Center I, 1284 Corporate Center Drive, Suite 200, Eagan, Minnesota, 55121. The term of the Lease has been extended for a period of 67 months from July 1, 2005 through January 31, 2011 and SBS has the right to extend the term of the Lease for an additional three-year period. The amended lease also gives to SBS a right of first refusal to lease adjacent unoccupied portions of the building.

A copy of amendment #3 to the lease, together with the original lease as amended by amendment #1 and amendment #2, is attached as Exhibit 10.cs to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01, "Entry into a Material Definitive Agreement," is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
10.cs *

Amendment #3 to Lease between Oakview Eagan Investors, LLC (a Delaware Limited Liability Company), as successor in interest to Lutheran Brotherhood, (a Minnesota Corporation), and SBS Technologies, Inc., Commercial Group, formerly known as Bit 3 Computer Corporation, a wholly-owned subsidiary of SBS Technologies, Inc., dated July 12, 2005, together with the original lease agreement dated September 5, 1997 (the "original lease"), as amended by amendment #1 dated December 23, 1997, and amendment #2 dated May 22, 2002.

* Provided in PDF format as a courtesy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SBS TECHNOLOGIES, INC.

	By:	/S/ James E. Dixon Jr.
James E. Dixon, Jr.
Executive Vice President, Chief Financial Officer, and Treasurer

Dated: July 14, 2005

EXHIBIT INDEX
Exhibit Number	Description

10.cs *

Amendment #3 to Lease between Oakview Eagan Investors, LLC (a Delaware Limited Liability Company), as successor in interest to Lutheran Brotherhood, (a Minnesota Corporation), and SBS Technologies, Inc., Commercial Group, formerly known as Bit 3 Computer Corporation, a wholly-owned subsidiary of SBS Technologies, Inc., dated July 12, 2005, together with the original lease agreement dated September 5, 1997 (the "original lease"), as amended by amendment #1 dated December 23, 1997, and amendment #2 dated May 22, 2002.

* Also provided in PDF format as a courtesy